EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each one of the undersigned directors of FEDERAL-MOGUL CORPORATION, a Michigan corporation, which is about to file with the Securities and Exchange Commission, Washington D.C. under the provisions of the Securities Exchange Act of 1934, as amended, the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, hereby nominates, constitutes and appoints David M. Sherbin as his/her true and lawful attorney-in-fact, with full power to act and with full power of substitution, for him/her and in his/her name, place and stead, to sign such Report and any and all amendments thereto, and to file said Report and each Amendment so signed, with all Exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 17th day of February, 2004.

/S/ ROBERT S. MILLER, JR.

Robert S. Miller, Jr. Chairman of the Board

/S/ JOHN J. FANNON	/S/ PAUL S. LEWIS

John J. Fannon Director	Paul S. Lewis Director

/S/ FRANK E. MACHER	/S/ SHIRLEY D. PETERSON

Frank E. Macher Director	Shirley D. Peterson Director

/S/ CHARLES G. MCCLURE	/S/ JOHN C. POPE

Charles G. McClure Director	John C. Pope Director

/S/ GEOFFREY H. WHALEN

Geoffrey H. Whalen Director

POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each one of the undersigned directors of FEDERAL-MOGUL CORPORATION, a Michigan corporation, which is about to file with the Securities and Exchange Commission, Washington D.C. under the provisions of the Securities Exchange Act of 1934, as amended, the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, hereby nominates, constitutes and appoints David M. Sherbin as his/her true and lawful attorney-in-fact, with full power to act and with full power of substitution, for him/her and in his/her name, place and stead, to sign such Report and any and all amendments thereto, and to file said Report and each Amendment so signed, with all Exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 17th day of February, 2004.

/s/ ROBERT S. MILLER, JR.
Robert S. Miller, Jr.
Chairman of the Board

/s/ JOHN J. FANNON	/s/ PAUL S. LEWIS
John J. Fannon	Paul S. Lewis
Director	Director

/s/ FRANK E. MACHER	/s/ SHIRLEY D. PETERSON
Frank E. Macher	Shirley D. Peterson
Director	Director

/s/ CHARLES G. MCCLURE, JR.	/s/ JOHN C. POPE
Charles G. McClure, Jr.	John C. Pope
Director	Director

/S/ GEOFFREY H. WHALEN
Geoffrey H. Whalen
Director

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